Exhibit 99.1

FORM OF ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (the "Agreement”) is made and entered into as of the 25th day of October 2017 by and among GrowGeneration California Corp, a Delaware Corporation ("Buyer") with offices at 1000 W. Mississippi, Denver CO 80223, and Golden State Analytics d/b/a Humboldt Depot a Corporation with offices at, 5201 Carlson Park Drive, Arcata, CA 95521(“Seller") and its shareholder, Brian Whited (“Whited”).

recitals

A.                Seller is a corporation doing business as Humboldt Depot (the “Business”).

B.                The Business consists of sales of hydroponic and garden supplies.

C.                Subject to the terms and conditions of this Agreement, Buyer is willing to purchase, and Seller is willing to sell the assets, rights and properties of the business.

D.               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                DEFINITIONS

For the purposes of this Agreement, the terms set forth below shall have the following meanings:

1.1                             "Assets" shall be as defined in Section 2.1.

1.2                             "Closing" shall be as defined in Section 2.4.

1.3                            "Debt ' shall be defined as any monies owed by the Business as enumerated in Schedule A-1.

1.4                             "GAAP'' shall mean generally accepted accounting principles in the United States.

1.5                             "IRC ' shall mean the Internal Revenue Code of 1986, as amended.

1.6                             "Liens" shall mean all liens, charges, easements, security interests, mortgages, conditional sale contracts, equities, rights of way, covenants, restrictions, title defects, objections, claims or other encumbrances.

1.7                             "Material Adverse Effect' shall mean an event which has a material adverse effect on the condition, financial or otherwise, of the Assets, business, prospects or results of operations the business.

2.               SALE AND PURCHASE OF ASSETS

2.1       Sale of Assets. On the terms and subject to the conditions of this Agreement and for the consideration set forth herein, Seller shall at the Closing, sell, convey, assign, transfer and deliver to Buyer, and Buyer shall purchase and acquire from Seller, all of the Assets of the business. The Assets shall include, without limitation, all assets of the Business identified by the terms of this Agreement or described with particularity in Schedule 2.1 to this Agreement. The Assets shall include the following:

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2.1.1     Inventories. All inventories of, finished goods, inventory for resale, supplies and repair materials of the Business as of the Closing Date (the "Inventories"). A summary of such items on hand as of December , 2017 is attached hereto as Schedule 2.1.1.

2.1.2     Fixed Assets and Tangible Personal Property. All fixed assets and tangible personal property of the Business (other than the Inventories) as it relates to this transaction, including without limitation, all equipment, supplies, furniture, fixtures, hardware. A list of such fixed assets and tangible personal property is attached hereto as Schedule 2.1.2.

2.1.3     Intangible Personal Property. All intangible property of the Business including without limitation, software, copyrights software source codes, customer lists, customer files, customer records, trade and other association memberships and rights, and licenses and permits susceptible of transfer under regulatory agency rules. A detailed list of such assets is attached hereto as Schedule 2.1.3.

2.1.4      Contracts. All rights in and to the contracts of the Business (other than as described on Schedule 2.2), including without limitation, license agreements, assignment agreements, distribution agreements and agreements for leased equipment (the "Contracts"). A list of all written Contracts (excluding any Contracts listed on Schedules 2.1.1-3) is attached hereto as Schedule 2.1.4 showing, for each Contract, the names of the parties, the subject of the Contract, the basic terms and the consideration involved.

2.2                  Purchase Price. Subject to the terms and conditions of this Agreement, and in full consideration for the transfer of such Assets at Closing, Buyer shall pay the Seller an aggregate purchase price equal to (i) the actual cost of Seller’s inventory at Closing estimated to be $500,000; plus (ii) the sum of $30,000 for Seller’s fixed assets; plus (iii) the sum of $470,000 for Seller’s intangible assets and goodwill, and (lV) Whited shall receive 100,000 of Common Shares ( all to be delivered upon the closing of the Transaction (the “Closing).

2.2.1     Employment Agreement. On or before the Closing, Whited shall enter into mutually acceptable employment agreement with the Purchaser which shall outline the responsibilities of each of the parties and pursuant to which, among other (i) Whited shall be appointed as a Vice-President of Sales and Business Development for a period of five (5) years, at an annual salary of $100,000 per annum, minimum of 6% annual increase, plus a commission equal to one and one half percent (1.5%) of sales in excess of $4,000,000 that are generated from Purchaser’s operation of the Business in any fiscal year during the term of his engagement ; (iii) Whited shall be entitled to up to $500 per month of expense and travel reimbursement on an accountable basis

2.3                 Closing.

2.3.1      Closing Date. The closing of the purchase and sale of the Assets shall take place, on or before January 10, 2017 at such place, date or time as Buyer and Seller may agree in writing. The date of the Closing shall constitute the "Closing Date."

2.3.2       Seller's Deliveries at Closing. At the Closing, Seller shall deliver or cause to be delivered to Buyer:

(a)	Bill of Sale of Seller authorizing consummation of the transaction contemplated by this Agreement,

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(b)	A compliance certificate pursuant to Section 5.3;

(c)	A Non-Disclosure and Non-Compete Agreement executed at Closing;

(d)	An Assignment of Trademarks Form in a form reasonably required by Buyer;

(e)	An assignment of the URL, website content and all copyright therein for the website www. Humboldt Depot .Com;

(h)	Such other documents and instruments as may be reasonably requested to effect the transactions contemplated hereby.

Simultaneously with such deliveries, Seller shall take such steps as are necessary to put Buyer in actual possession and control of the Assets.

2.3.3     Buyer 's Deliveries at Closing. At the Closing, Buyer shall deliver or cause to be delivered to or for the benefit of Seller the following instruments:

(a)	A check or wire transfer in the amount of Four Hundred Fifty Thousand Dollars ($470,000) plus Thirty Thousand Dollars ($30,000) plus the actual cost of Sellers Inventory, estimated to be Five Hundred Thousand Dollars ($500,000) payable to Seller

(b)	A Resolution from the Buyer authorizing consummation of the transactions contemplated by the Agreement;

(c)	Such other documents and instruments as may be reasonably requested to affect the transactions contemplated hereby.

3.                REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Buyer the following, except as set forth in the Disclosure Schedule attached hereto as Schedule 3:

3.1                  Organization and Authority. Seller is an Individual doing business as "Humboldt Depot".

3.1.1      Authority Relating to this Agreement; No Violation of Other Instruments. The execution and delivery of this Agreement and the performance hereunder by Seller have been duly authorized by all necessary actions on the part of Seller and, assuming execution of this Agreement by Buyer, this Agreement will constitute a legal, valid and binding obligation of Seller.

3.2                   Capitalization. All of the debts or other obligations of the Business are set forth in the schedules hereto.

3.3                   Ownership and Delivery of Assets. The Assets comprise all of the assets, material rights and all of the business of the Business. Seller is the true and lawful owner of the Assets and has all necessary power and authority to transfer the Assets to Buyer free and clear of all liens and encumbrances. No other person will have on the Closing Date, any direct or indirect interest in any of the Assets. Upon delivery to Buyer of the Bill of Sale and other instruments of conveyance with respect to the Assets on the Closing Date, Buyer will acquire good and valid title to the Assets free and clear of all liens.

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3.4                   Compliance with Law. The Seller holds, and has at all times since inception of the Business held, all licenses, permits and authorizations necessary for the lawful conduct of the Business pursuant to all applicable statutes, laws, ordinances, rules and regulations of all governmental bodies, agencies and subdivisions having, asserting or claiming jurisdiction over the Business or over any part of the Business' operations, and Seller knows of no violation thereof. The Seller is not in violation of any decree, judgment, order, law or regulation of any court or other governmental body, which violation could have a Material Adverse Effect on the Business.

3.5                   Investments in Others. The Seller does not conduct any part of the Business through any other entity in which such Seller has an equity investment.

3.6                   Financial Statements. Seller has delivered unaudited consolidated financial statements of the Business (the "Financial Statements") to Buyer.

3.7                   Absence of Undisclosed Liabilities. The Business does not have outstanding on the date hereof, any indebtedness or liability (fixed or contingent, known or unknown, accrued or unaccrued) other than those enumerated in the schedules hereto.

3.8                   Tax Returns and Payments. Schedule 3.9 constitutes a true and complete list of all types of taxes paid or required to be paid in connection with the Business. All tax returns and reports with respect to the Business required by law to be filed under the laws of any jurisdiction, domestic or foreign, have been duly and timely filed and all taxes, fees or other governmental charges of any nature which were required to have been paid have been paid or provided for. Seller has no knowledge of any unpaid taxes or any actual or threatened assessment of deficiency or additional tax or other governmental charge or a basis for such a claim against Seller. Seller has no knowledge of any tax audit of Seller by any taxing or other authority in connection with the Business. Sellers has no knowledge of any such audit currently pending or threatened, and there are no tax liens on any of the properties or assets of the Business, nor have any such liens been threatened.

3.9                   Absence of Certain Changes or Events. Since September 1, 2017, there has been no events or changes giving rise to a Material Adverse Effect.

3.10                 Litigation. Seller is not a party to any pending or, to the knowledge of Seller, threatened action, suit, proceeding or investigation, at law or in equity or otherwise in, for or by any court or other governmental body which could have a Material Adverse Effect on: (i) the condition, financial or otherwise, Assets, liabilities, business, prospects or results of operations of the Business; or (ii) the transactions contemplated by this Agreement ; nor, to the knowledge of the Business, does any basis exist for any such action, suit, proceeding or investigation. The Business is not subject to any decree, judgment, order, law or regulation of any court or other governmental body which could have a Material Adverse Effect or which could prevent the transactions contemplated by this Agreement or the continuation of the business conducted by the Business.

3.11                 Brokers and Finders. Neither Seller nor any agent of Seller has retained any broker or finder in connection with the transaction contemplated by this Agreement. Seller will indemnify and hold Seller harmless against all claims for brokers' or finders' fees made or asserted by any party claiming to have been employed by the Seller, any Investor or any agent of Seller or an Investor and all costs and expenses (including the reasonable fees of counsel) of investigating and defending such claims.

3.12                 Negotiations with Other Parties. Neither Seller nor any other person on his behalf is presently conducting or contemplating negotiations with any other party regarding any acquisition, merger or similar transaction.

3.13                 Limitations on Transferability. Seller acknowledges that the Shares are being issued pursuant to exemption from registration as securities under applicable federal and state law. Seller covenants that in no event will Seller dispose of any of the Shares (other than pursuant to Rule 144 or any similar or analogous rule), without the prior written consent of Parent, which shall not unreasonably be withheld.

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3.14                  Contracts. Seller has delivered to Buyer copies of all Contracts. A list of the delivered Contracts is attached hereto as Schedule 3.23.

3.15                        Full Disclosure. The representations and warranties of Buyer contained in this Agreement and the schedule hereto, when read together, do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein or herein in view of the circumstances under which they were made not misleading.

4.               REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Seller that:

4.1               Corporate Organization and Authority. Buyer:

4.1.1       Is a Delaware Corporation duly organized, validly existing, authorized to exercise all its corporate powers, rights and privileges in California, and in good standing in the State of Delaware and California; and

4.1.2       has the corporate power and corporate authority to own and operate its properties and to carry on its business now conducted and as proposed to be conducted.

4.2              Authorization. All corporate action on the part of Buyer, its officers, directors, and unit holders necessary for the authorization, execution, delivery, and performance of all obligations under this Agreement and for the issuance of the Shares has been taken, and this Agreement constitutes a legally binding and valid obligation of Buyer enforceable in accordance with its terms.

4.3               Corporate Power. Buyer has all requisite legal and corporate power and authority to execute and deliver this Agreement, to sell and issue the Shares, and to carry out and perform its obligations under the terms of the Agreement.

4.4                Litigation. There is no action, proceeding, or investigation pending or threatened, or any basis therefor known to Seller, that questions the validity of the Agreement or the right of Buyer to enter into the Agreement or to consummate the transactions contemplated by the Agreement.

4.5              Brokers and Finders. Buyer has not retained any investment banker, broker or finder in connection with the transactions contemplated by this Agreement.

4.6               Full Disclosure. The representations and warranties of Buyer contained in this Agreement and the schedule hereto, when read together, do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein or herein in view of the circumstances under which they were made not misleading.

5.                CONDITIONS TO THE OBLIGATIONS OF BUYER

Except as otherwise specifically set forth herein or as contemplated by this Agreement, all obligations of Buyer under this Agreement are subject to the fulfillment, prior to or at the Closing Date, of each of the following conditions:

5.1               Covenants Performed by Seller. Each of the obligations of Seller to be performed on or before the Closing Date pursuant to the terms of this Agreement shall have been duly performed in all material respects.

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5.2              Material Changes in Business of Company. Between January1, 2017 and the Closing Date there shall have been no Material Adverse Effect.

5.3              No Action to Prevent Completion. There shall not have been instituted and be continuing or threatened any claim, action or proceeding which could have a Material Adverse Effect, nor shall there have been instituted and be continuing or threatened any such claim, action or proceeding to restrain, prohibit or invalidate, or to obtain damages in respect of, the transactions contemplated by this Agreement or which might affect the right of Buyer after the Closing Date to own the Assets or to operate the Business.

5.4             Delivery of Closing Documents. Seller shall have delivered to Buyer the closing documents required to be delivered in form and substance reasonably satisfactory to Buyer and its counsel.

5.5             Employment Agreement. Seller's principal Brian Whited shall have accepted a Employment Agreement with Buyer pursuant to terms which are reasonably acceptable to Buyer.

6.                CONDITIONS TO THE OBLIGATIONS OF SELLER

Except as otherwise specifically set forth herein, all obligations of Seller under this Agreement are subject to the fulfillment and satisfaction, prior to or at the Closing, of each of the following conditions:

6.1             Representations and Warranties True at the Closing. The representations and warranties of Buyer contained in this Agreement shall be deemed to have been made again at and as of the Closing Date and shall then be true in all material respects.

6.2              Covenants Performed by Buyer. Each of the obligations of Buyer to be performed on or before the Closing Date pursuant to the terms of this Agreement shall have been duly performed in all material respects.

6.3             Authority Relating to this Agreement. All corporate and other proceedings required to be taken by or on behalf of Buyer to authorize Buyer to execute, deliver and carry out this Agreement, shall have been duly and properly taken.

6.4              No Action to Prevent Completion. There shall not have been instituted and be continuing or threatened any action or proceeding by or before any court or other governmental body to restrain, prohibit or invalidate, or to obtain damages in respect of, the transactions contemplated by this Agreement.

6.5              Delivery of Closing Documents. Buyer shall have delivered to Seller the closing documents required to be delivered pursuant to Section 2.5.2, in form and substance reasonably satisfactory to Seller and its counsel.

7.                 EMPLOYMENT MATTERS

7.1               Independent Contractors and Employees. Buyer shall have no liability for accrued wages (including salaries and commissions), severance pay, accrued vacation, sick leave or other benefits, or employee agreements of any type or nature on account of Seller, retention of or termination of independent contractors or employment of or termination of employees, and Seller shall indemnify Buyer and hold Buyer harmless against liability arising out of any claims for such pay or benefits or any other claims arising from Seller's retention of or employment of or termination of such independent contractors or employees.

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8.                INDEMNITY AND SET-OFF

8.1            Seller's Indemnity. The Seller shall indemnify and hold harmless Buyer from and against any and all losses, costs, expenses, liabilities, obligations, claims, demands, causes of action, suits, settlements and judgments of every nature, including the costs and expenses associated therewith and reasonable attorneys' fees ("Buyer's Damages ") which arise out of: (i) the breach by Seller of any representation or warranty made pursuant to this Agreement; (ii) the non-performance, partial or total, of any covenant made pursuant to this Agreement; (iii) claims of any type or nature relating to the retention of the Business' independent contractors or employment of the Business' employees by Seller or any termination of such independent contractors or employees.

8.2            Buyer's Indemnity. Buyer shall indemnify and hold harmless Seller from and against any and all losses, costs, expenses, liabilities, obligations, claims, demands, causes of action, suits, settlements and judgment s of every nature, including the costs and expenses associated therewith and reasonable attorneys' fees ("Seller's Damages" and when used together with or in the alternative to Buyer's Damages, "Damages "), which arise out of: (i) the breach by Buyer of any representation or warranty made by Buyer pursuant to this Agreement and (ii) the non-performance, partial or total, of any covenant made by Buyer pursuant to this Agreement.

9.                MISCELLANEOUS

9.1            Allocation of Purchase Price. Schedule 9.1 constitutes the allocation agreed to by Seller and Buyer of the Purchase Price among the various items included in the assets and business being transferred by Seller to Buyer. Buyer and Seller shall file all tax returns and reports in a manner consistent with Schedule 9.2. Schedules based upon and contains the information to be delivered by Buyer and Seller to the IRS on Form 8594.

9.2              Confidentiality. No party hereto shall issue a press release or otherwise publicize the transactions contemplated by this Agreement or otherwise disclose the nature or contents of this Agreement until the transaction is completed.

9.3             Expenses. Each party will pay its own costs and expenses, including legal and accounting expenses, related to the transactions provided for herein, irrespective of when incurred. In the event of any legal action to enforce any of the obligations set forth in the Agreement, the prevailing party shall be entitled to recover costs and reasonable legal fees.

9.4              Further Assurances. Seller will from time to time subsequent to the Closing Date, at Buyer's request and without further consideration, execute and deliver such other instruments of conveyance, assignment and transfer and take such other actions as Buyer may reasonably request in order more effectively to convey, assign, transfer to and vest in Buyer, the Assets and the right to operate the business of Seller.

9.5              Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given on the date of service if served personally or by email, or five days after the date of mailing if mailed, by first class mail, registered or certified, postage prepaid. Notices shall be addressed as follows:

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To Buyer at:	GrowGeneration California Corp
1000 W. Mississippi Ave.
Denver, CO 80223

To Seller at:	Brian Whited
5201 Carlson Park Drive, Suite 1
Arcata, CA 95521

or to such other address as a party has designated by notice in writing to the other party in the manner provided by this section.

9.6              Survival of Terms. All warranties, representations and covenants contained in this Agreement and any certificate or other instrument delivered by or on behalf of the parties pursuant to this Agreement shall be continuous and shall survive the Closing for a period of two years.

9.7               Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed in the State of California by California residents.

9.8              Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which when taken together shall constitute one and the same instrument.

9.10            Arbitration. In the event of any dispute or disagreement as to the interpretation of any provision of this Agreement or the performance of obligations hereunder, the matter, upon written request of either party, shall be referred to representatives of the parties for decision. The representatives shall promptly meet in a good faith effort to resolve the dispute. Notwithstanding anything to the contrary provided in this section and without prejudice to the above procedures, (i) any party may apply to any court of competent jurisdiction for temporary injunctive or other provisional judicial relief if such action is necessary to avoid irreparable damage or to preserve the status quo until such time as the arbitrator is selected and available to hear such party's request for temporary relief; and (ii) Buyer shall have the right to apply to a court of competent jurisdiction for the specific enforcement of Seller's obligations under this Agreement. The award rendered by the arbitrator shall be final and not subject to judicial review, and judgment thereon may be entered in any court of competent jurisdiction.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SELLER	BUYER:

GROWGENERATION CALIFORNIA CORP

By:
Darren Lampert, CEO

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Schedule 2.1

Assets

2.1.1 Inventories.

$500,000 of finished goods

2.1.2 Fixed assets and tangible personal property. Racks, shelves, cash register, computers, furniture,

2.1.3 Intangible Personal Property. Software including Point of Sale System, the Lease, the name “Humboldt Depot” and good will associated therewith.

2.1.4 Contracts. - Lease

Attached:

Fork lift lease contracts and transfer assumption applications

Contact list for all properties

Lease agreement for 5201 Carlson Park Drive # 1 and 2 Arcata Ca 95521 (Shop & Office)

Month to Month Agreement for 1355 Guintoli Lane Arcata CA 95521 (warehouse)

Terms of agreement for Tensor IT (Serenity)

List of Fixed Assets

List of Intangible Personal Property

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Schedule 2.1

2.1.1 Inventories
Estimated Dollar Amount Will take physical count at YE 2017 Will be amended on form 8594 Part III	$500,000.00

2.1.3 Intangible Personal Property

Intuit QuikBooks Point of Sale 2013 Operating License x 3	$1,000.00

Humboldt Depot URL	$1,000.00
WWW.HumboldtDepot.Com

Good Will	$468,000.00

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Schedule 2.1

2.1.2 Fixed Assets

Arcata Location
Forty foot Storage container	$3,300.00
Forty foot Storage container	$3,300.00
Forty foot Storage container	$3,300.00
Two Way Radios x 3	$600.00
Computer Tower and monitor	$300.00
Computer Tower and monitor	$300.00
PDS Hardware	$250.00
Money Counter	$50.00
Laser Printer/fax combo	$50.00
Laser Printer/fax combo	$50.00
Shelving	$1,700.00
Cashier counter	$300.00
Dollies x 2	$75.00
Fork Lift exstensions	$100.00
Pallet Jacks x 2	$150.00
Push Carts	$250.00
Safety Harness x 2	$130.00
Misc Hardware	$400.00
Microwave	$50.00
Display Fridge	$75.00
Z Rack	$80.00
Camera System	$550.00
Safe	$250.00
Time card machine	$100.00
Office partions x 2	$200.00
Office Sofa	$600.00
File Cabints x 2	$120.00
Office Desk	$75.00

McKinleyville Location

Testing Station Work Bench	$75.00
Glass Display Case	$250.00
Shelving/ Including Gondola	$1,900.00
Pallet Racks	$5,000.00
Cashier Counter	$400.00
Office Desk	$50.00
computer/Monitor	$300.00
computer/Monitor	$300.00
POS Hardware	$250.00
Server w/rack	$3,200.00
Laser Printer/fax combo	$50.00
Money Counter	$50.00
Pallet Jack	$75.00
Push Carts x 1	$50.00
Misc Hardware	$400.00
Microwave	$50.00
Mini Fridge	$75.00
Safe	$250.00
Camera system	$400.00
Tme card machine	$100.00
File cabinet x2	$70.00
$30,000.00

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Schedule 2.1
Assets

2.1.4 Contracts — Lease

Location	Contact	Type of contract	Amount

5201 Carlson Park Drive # 1 and 2	Ellen Zanzi	Lease w/options	$1,825.00
Arcata CA 95521
(Arcata Shop and Office)

1355 Giuntoli	Radness LLC	month to month	$2,250.00
Aracta CA 95521	Rod Nakamoto
Warehouse in Arcata

1250 Guintoli	HBS LLC	month to month	$2,200.00
Arcata CA 95521 Tank Yard	Andrew Cooper

2330 Central Ave	Cosby Rentals	month to month	$3,360.00
McKinleyville CA 95519 (MK Store)	Dennis Cosby

Tensor IT	Jeff Richi	Monthly IT Support	$50.00
McKinleyville CA 95519		& Monitoring

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